Exhibit 21.1

List of Subsidiaries of the Company as of December 31, 2016

Name of Subsidiary	Jurisdiction of Incorporation
Vivint Solar Holdings, Inc. (f/k/a Vivint Solar, Inc.)	Delaware
Vivint Solar Provider, LLC	Delaware
Solmetric Corporation	California
Vivint Solar Developer, LLC	Delaware
Vivint Solar Liberty Manager, LLC	Delaware
Vivint Solar Liberty Owner, LLC	Delaware
Vivint Solar Liberty Master Tenant, LLC	Delaware
Vivint Solar Margaux Manager, LLC	Delaware
Vivint Solar Margaux Owner, LLC	Delaware
Vivint Solar Margaux Master Tenant, LLC	Delaware
Vivint Solar Fund III Manager, LLC	Delaware
Vivint Solar Fund III Owner, LLC	Delaware
Vivint Solar Fund III Master Tenant, LLC	Delaware
Vivint Solar Mia Manager, LLC	Delaware
Vivint Solar Mia Project Company, LLC	Delaware
Vivint Solar Aaliyah Manager, LLC	Delaware
Vivint Solar Aaliyah Project Company, LLC	Delaware
Vivint Solar Rebecca Manager, LLC	Delaware
Vivint Solar Rebecca Project Company, LLC	Delaware
Vivint Solar Hannah Manager, LLC	Delaware
Vivint Solar Hannah Project Company, LLC	Delaware
Vivint Solar Nicole Manager, LLC	Delaware
Vivint Solar Nicole Owner, LLC	Delaware
Vivint Solar Nicole Master Tenant, LLC	Delaware
Vivint Solar Elyse Manager, LLC	Delaware
Vivint Solar Elyse Project Company, LLC	Delaware
Vivint Solar Financing I Parent, LLC	Delaware
Vivint Solar Financing I, LLC	Delaware
Vivint Solar Owner I, LLC	Delaware
Vivint Solar Operations, LLC	Delaware
Vivint Solar Fund X Manager, LLC	Delaware
Vivint Solar Fund X Project Company, LLC	Delaware
Vivint Solar Licensing, LLC	Delaware
Vivint Solar Fund XI Manager, LLC	Delaware
Vivint Solar Fund XI Project Company, LLC	Delaware
Vivint Solar Fund XII Manager, LLC	Delaware
Vivint Solar Fund XII Project Company, LLC	Delaware
Vivint Solar Fund XIV Manager, LLC	Delaware
Vivint Solar Fund XIV Project Company, LLC	Delaware
Vivint Solar Fund XIII Manager, LLC	Delaware
Vivint Solar Fund XIII Project Company, LLC	Delaware
Vivint Solar Fund XVI Manager, LLC	Delaware
Vivint Solar Fund XVI Lessor, LLC	Delaware
VS BC Solar Lessee I, LLC	Delaware
Vivint Solar Commercial Developer, LLC	Delaware
Vivint Solar Commercial Provider, LLC	Delaware
Vivint Solar Fund XVII GP, LLC	Delaware
Vivint Solar Fund XVII LP, LLC	Delaware
Vivint Solar Fund XVIII Manager, LLC	Delaware
Vivint Solar Fund XVIII Project Company, LLC	Delaware
Vivint Solar Financing Holdings, LLC	Delaware

Vivint Solar Financing Holdings Parent, LLC	Delaware
Vivint Solar Fund XV Manager, LLC	Delaware
Vivint Solar Fund XV Project Company, LLC	Delaware
Vivint Solar Commercial Holdings, LLC	Delaware
Vivint Solar SREC Guarantor, LLC	Delaware
Vivint Solar SREC Financing, LLC	Delaware
Vivint Solar SREC Aggregator, LLC	Delaware
Vivint Solar Financing II Parent, LLC	Delaware
Vivint Solar Financing II, LLC	Delaware
Vivint Solar Financing II Parent NYGB, LLC	Delaware
Vivint Solar Financing II NYGB, LLC	Delaware
Vivint Solar Financing III Parent, LLC	Delaware
Vivint Solar Financing III, LLC	Delaware
Vivint Solar SREC Guarantor III, LLC	Delaware
Vivint Solar OTM Holdings, LLC	Delaware
Vivint Solar OTM I Manager, LLC	Delaware
Vivint Solar OTM I Lessor, LLC	Delaware
Vivint Solar Fund XIX Manager, LLC	Delaware
Vivint Solar Fund XIX Project Company, LLC	Delaware
Vivint Solar Fund 20 Manager, LLC	Delaware
Vivint Solar Fund 20 Project Company, LLC	Delaware
Vivint Solar Fund 21 Manager, LLC	Delaware
Vivint Solar Fund 21 Project Company, LLC	Delaware
Vivint Solar Servicer, LLC	Delaware